Exhibit 99.1

Slide:    1         Raymond JamesInstitutional Investors ConferenceMarch 6, 2012

Slide:    2 Title:  Disclaimer This communication contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may”, “will”, “expect,” “intend,” “indicate,” “anticipate,” “believe,” “forecast,” “estimate,” “plan,“ “guidance,” “outlook,” “could, “ “should,” “continue” and similar terms used in connection with statements regarding the outlook of Ruth’s Hospitality Group, Inc., (the “Company”, “Ruth’s Chris Steak House”, “Mitchell’s Fish Market”, “Ruth’s Hospitality” or any subsidiary or division of Ruth’s Hospitality Group).  Such statements include, but are not limited to, statements about the Company’s: expected financial performance and operations, expected costs, the competitive environment, future financing plans and needs, overall economic condition and its business plans, objectives, expectations and intentions.  Other forward-looking statements that do not relate solely to historical facts include, without limitation, statements that discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured.  Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from the Company’s expectations.  Such risks and uncertainties include, but are not limited to, the following: market volatility, risks from food safety or food-borne illness, the impact of negative publicity surrounding our restaurants or the consumption of beef or seafood, the impact on revenues of shifts in customers tastes, our ability to compete with other restaurant concepts who may have greater financial,  marketing and other resources, supply shortages, increased food, beverage, labor or other costs, significant disruptions in the supply of food and beverages by our suppliers, labor shortages or increases in labor costs/benefits, federal/state/local regulations, operational shortcomings of our franchisees that may be affect or reputation and brand, reduced royalty revenues from our franchisees, litigation, restrictions from our senior credit agreement that may restrict our ability to operate our business and pursue other business strategies, a potential impairment in the carrying value of our goodwill or other intangible assets, economic downturns and the impact on consumer spending habits, failure or weakness of our internal controls, and other risks and uncertainties listed from time to time in the Company’s reports to the Securities and Exchange Commission.  There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. All forward-looking statements are based on information currently available to the Company.  Except as may be required by applicable law, Ruth’s Hospitality Group assumes no obligation to publicly update or revise any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.  Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the period ended December 25, 2011, or as supplemented in the Company’s subsequently filed periodic reports, which are available at www.sec.gov and at www.rhgi.com.

Slide:    3         Leading restaurant company focused on the upscale dining segmentIconic Steak House BrandPremier Upscale-Casual Seafood Concept Strong restaurant base with solid unit economicsWell established, diversified operating base of company owned and franchise locationsProfitable with consistent traffic and revenue growth Positioned for future growth opportunities              Title:    Ruth’s Hospitality Group Highlights

Slide:    4 Ruth’s Chris history World class brand with high consumer acceptanceOver 46 years in business as segment leader Consistently recognized and awarded for high quality food, special occasion dining, and customer serviceNation’s Restaurant News - #1 Consumer Picks Survey across all segmentsJacksonville Ruth’s Chris named to top 100 restaurants in the U.S. by Open TablePlanning to open both franchise and company locations in 2012Title:   Ruth’s Chris Steak House Segment Overview

Slide:    5 Title:  Strong Franchise Positioning Unique business model in the upscale steakhouse segment28 franchisees operating in 22 states and 7 countriesProvides approximately $12– $13 million in annual royalty feesAllows system growth without additional company capital

Marketing Strategies



- Three core segments with differing needs
  - Special Occasion
  - Corporate Business
  - Core Guests/Regular Customers
- Goal: To broaden relevance and maintain special occasion business
  - Ruth's Classics/Happy Hour/Beverage programs
  - Focused on growing revenues through traffic before using price
- Brand focused communication
  - National TV campaign in Q4
- Re-investing through re-models



ENJOY A DELICIOUS
3-COURSE
MEAL COOKED TO
PERFECTION
RUTH'S SEASONAL CLASSICS
$40.95
Visit us at ruthschris.com
At participating locations for a limited time.

RUTH'S HOSPITALITY GROUP | RUTH'S CHRIS STEAK HOUSE | MITCHELL'S FISH MARKET

Slide:    7         Manhattan

Slide:    8         Manhattan

Slide:    9 Title:  Manhattan                    Manhattan

Slide:    10                 Manhattan

Slide:    11 Title: Manhattan                    Manhattan

Slide:    12 Title: Mitchell’s Fish Market Segment Overview Upscale-casual seafood restaurant founded in 1998 by Cameron Mitchell RestaurantsAcquired by Ruth’s Hospitality in 2008 19 locations in 8 statesAll  are company-owned; no current franchisee program Creative fresh seafood offerings with a high flavor profile Profitable and contributing to Ruth’s Hospitality earningsNew management is focused on improving consistency of execution and unit level economics before accelerating growth

Marketing Strategies



- Solidify brand positioning by leveraging growing consumer desire for healthy/seafood dining
  - Highlighting innovative menu of both surf and turf offerings
    - Average lunch check of $23, dinner check of $40
- Applying Ruth's Chris expertise in banquet/corporate dining
- Evolving strategy to expand our loyal fan base
  - Smaller operating base requires enhanced local marketing initiatives
  - Shifting more to on-line / social media tactics
  - Enhanced local store marketing efforts
    - Community involvement
    - Third-party endorsement
    - Increased word of mouth

RUTH'S HOSPITALITY GROUP · RUTH'S CHRIS STEAK HOUSE · MITCHELL'S FISH MARKET SEAFOOD RESTAURANT & BAR

Current Geographic Footprint





Ruth' Chris / Mitchell's Fish Market / Mitchell's Steakhouses
2
1
13
5
2
2
6
1
3
1
4
1/1
3
2
2/4/1
3/1
1/2
3
3
1/4/2
4/2
5
5
7
4
14/4
3
1
1 RI
1/2 CT
4 NJ
6 MD
2 DC

Int'l Sites (Franchise)

San Juan, Puerto Rico
Cancun, Mexico
Cabo San Lucas, Mexico
Toronto, Canada
Mississauga, Canada
Edmonton, Canada
Calgary, Canada
Kaohsiung, Taiwan
Taichung, Taiwan
Taipei, Taiwan
Tokyo, Japan
Queensway, Hong Kong
Hong Kong
Dubai
Aruba

Total Number of Restaurants

	Company-Owned	Franchise-Owned	Total
Ruth's Chris Steak House	63	68	131
Mitchell's Fish Market / Steakhouses	22	--	22
Total	85	68	153

14

RUTH'S HOSPITALITY GROUP | RUTH'S CHRIS STEAK HOUSE | MITCHELL'S FISH MARKET SEAFOOD RESTAURANT & BAR

Slide:    15 Title: Financial Overview

Slide:    16 Title: Financial Update – Fy2011 Encouraging Same Store Sales Trends7 consecutive quarters of revenue gains, 8 quarters of traffic gains at RCSHImproving comparison trend at MFMSales growth continued in January

Slide:    17 Title: Financial Update – Fy2011 Total revenues grew 4.7% to $369.6MM Beef cost inflation was 10% Net income available to preferred and common shareholders increased 24% to $16.7MMDebt balance at year-end was $22MM - down from $51MM a year ago

2012 Outlook – Challenges & Opportunities



- Economic outlook remains uncertain
  - Encouraged by Q4/Holiday trends
- Expect continued pressure on beef costs
- Uncertainty regarding employee benefit costs
- Successfully re-financed our credit facility
- Executing on growth opportunities
  - Resume modest growth at Ruth's Chris with both corporate and franchised locations

RUTH'S HOSPITALITY GROUP
RUTH'S CHRIS STEAK HOUSE
MITCHELL'S FISH MARKET

Slide:    19 Well established Restaurant Company with segment leading brands focused on upscale dining Demonstrated record of growing sales through traffic growth Debt balance down to $22MM at year-end Mitchell’s is profitable and contributing to earningsRefinement needed before growth can be accelerated Ruth’s Chris Steak House is well positioned for future growth both at the company and franchise level Title:    Ruth’s Hospitality Group Summary

Slide:    20 Title: Manhattan                    Question and Answer Session